NATIONAL AMERICAN UNIVERSITY AND CAMDEN LEARNING
CORPORATION AMEND TERMS OF TRANSACTION

RAPID CITY, SD and BALTIMORE, MD – October 27, 2009 – Dlorah, Inc. (“Dlorah”), a privately-held company doing business as National American University, and Camden Learning Corporation (“Camden”), a publicly-held company (OTCBB: Units: “CAELU,” Common Stock: “CAEL,” Warrants: “CAELW”), today jointly announced they have entered into Amendment No. 1 (“Amendment No. 1”) to the Agreement and Plan of Reorganization, originally executed on August 7, 2009, as amended and restated in its entirety by that certain Amended and Restated Agreement and Plan of Reorganization, dated as of August 11, 2009, through which Dlorah and Camden will merge and the combined entity will be a publicly-held company.  The transaction is expected to close in November 2009.

Pursuant to Amendment No. 1, the restricted stock portion of the consideration to be received by Dlorah’s stockholders has been reduced from 575,000 shares of restricted Common Stock to 250,000 shares of restricted Common Stock, which shares will not be freely tradable until Camden’s Common Stock trades at or above $8.00 per share for sixty consecutive trading days and will be forfeited if such condition is not satisfied within five years of the anniversary date of their issuance.  In addition, the number of shares of restricted Common Stock to be received by Camden’s sponsor (Camden Learning, LLC) in consideration for the cancellation of 2,800,000 Common Stock purchase warrants owned by Camden Learning, LLC, was increased from 250,000 shares of restricted Common Stock to 575,000 shares of restricted Common Stock, which shares are subject to the same restrictions applicable to the restricted Common Stock to be received by Dlorah’s stockholders.

Additionally, the minimum amount of consideration to be received by Dlorah’s stockholders in the transaction was increased from 70% to 74.4% of the issued and outstanding capital stock of Camden, on an as-converted and fully diluted basis, as of the date of closing.

Further, pursuant to Amendment No. 1, the purchase option held by the underwriters of Camden's initial public offering to purchase up to 625,000 units has been forfeited and the aggregate deferred underwriting compensation has been fixed at $1,750,000 in the event the transaction closes, such amount to be paid without regard to the number of shares of Common Stock redeemed by the Company in connection with those public stockholders who vote against the transaction and seek redemption of their Common Stock for a pro rata portion of the amount held in Camden's trust account.

Finally, the closing condition that the Common Stock and Warrants shall be listed on the Nasdaq Capital Market or the Nasdaq Global Market has been eliminated.  The Common Stock will continue to be listed on the OTC Bulletin Board following the closing.

Camden’s Special Meeting of Warrantholders and Special Meeting of Stockholders will be held on November 23, 2009 at 10:00 a.m. and 10:30 a.m., Eastern time, respectively, at the offices of Ellenoff Grossman & Schole LLP, Camden’s counsel, at 150 East 42nd Street, 11th Floor, New York, New York 10017.  A record date has not yet been determined for those warrantholders and stockholders entitled to attend and vote at the Special Meetings.

The full meeting agendas will be detailed in the definitive proxy statement, which shall be mailed to all Camden warrantholders and Camden stockholders who held such securities as of the record date.  Investors and security holders are advised to read the definitive proxy statement because it contains important information.

Additional information regarding Camden, Dlorah, the transaction and related matters will be available in the Definitive Proxy Statement to be filed by Camden with the Securities and Exchange Commission, a copy of which may be obtained without charge at the Securities and Exchange Commission’s website at http://www.sec.gov.

About Camden Learning Corporation

Camden is a special purpose acquisition company formed in 2007 for the purpose of acquiring through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination one or more businesses or assets.  Camden’s initial public offering was consummated on December 5, 2007 and it received net proceeds of approximately $53 million through the sale of 6,250,000 units, and an additional 376,300 units pursuant to the underwriters’ over-allotment option, at $8.00 per unit.  Each unit is comprised of one share of Camden common stock and one warrant with an exercise price of $5.50.  As of August 31, 2009, Camden held approximately $52.5 million (or approximately $7.92 per share) in a trust account maintained by an independent trustee, which will be released upon the consummation of the transaction.

About National American University

Accredited by the Higher Learning Commission and a member of the North Central Association of Colleges and Schools, National American University has been providing quality career education since 1941.  National American University opened its first campus in Rapid City, S.D., and the university has grown to 16 locations throughout the central United States.  In 1996, National American University started developing online courses through its distance learning virtual campus, and today offers students the flexibility and convenience to take classes when it fits their busy lifestyle.  Undergraduate program offerings vary from diploma, associate and bachelor’s degrees in areas ranging from accounting, allied health, athletic training, business, criminal justice, healthcare management, information technology, legal studies, organizational leadership, veterinary technology and nursing.  The university added graduate studies programs in 2000 and offers Master of Management and Master of Business Administration degrees.

Not a Proxy Statement

This press release is not a proxy statement or a solicitation of proxies from the holders of Camden securities and does not constitute an offer of any securities of Camden for sale.  Any solicitation of proxies will be made only by the definitive proxy statement/prospectus that is being mailed to stockholders and warrantholders who held such securities as of the record date.  Interested investors and security holders are urged to read the definitive proxy statement/prospectus and appendices thereto because they contain important information about Camden, Dlorah and the proposals to be presented at the Special Meetings.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Camden, Dlorah and Camden’s business after completion of the proposed transactions.  Forward-looking statements are statements that are not historical facts.  Such forward-looking statements, which are based upon the current beliefs and expectations of the management of Camden and Dlorah, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements.  The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: changing interpretations of generally accepted accounting principles, continued compliance with government regulations, changing legislation or regulatory environments, requirements or changes affecting the business in which Dlorah is, and Camden will be, engaged, management of rapid growth, intensity of competition, general economic conditions, as well as other relevant risks detailed in Camden’s filings with the Securities and Exchange Commission.  The information set forth herein should be read in light of such risks.  Neither Camden nor Dlorah assumes any obligation to update the information contained in this release.

Additional Information and Where to Find It

This press release is being made pursuant to and in compliance with Rules 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities.  Camden, Dlorah and their respective directors and officers may be deemed to be participants in the solicitation of proxies for the special meetings of Camden’s stockholders to be held to approve the transactions described herein and of Camden’s warrantholders to amend the terms of the warrant agreement.  The underwriters of Camden’s initial public offering may provide assistance to Camden, Dlorah and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies.  A substantial portion of the underwriters’ fees relating to Camden’s initial public offering were deferred pending stockholder approval of Camden’s initial business combination, and stockholders and warrantholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation.  In connection with the proposed transaction, Camden has filed with the Securities and Exchange Commission a preliminary proxy statement and will file a definitive proxy statement.  Camden’s stockholders and warrantholders are advised to read, when available, the proxy statement and other documents filed with the Securities and Exchange Commission in connection with the solicitation of proxies for the special meetings because these documents will contain important information.  The definitive proxy statement will be mailed to Camden’s stockholders and warrantholders as of a record date to be established for voting.  Camden’s stockholders and warrantholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Camden Learning Corporation, 500 East Pratt Street, Suite 1200, Baltimore, MD 21202.  The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission’s website at http://www.sec.gov.

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Contacts:

Camden Learning Corporation
Contact: Mr. David Warnock
410-878-6800
dwarnock@camdenpartners.com

Dlorah, Inc.
Contact: Dr. Ronald Shape
605-721-5220
rshape@national.edu